UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

KALA BIO, Inc.

(Exact Name of Company as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 996-5252

Kala Pharmaceuticals, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of 4:00 p.m., Eastern Time on August 2, 2023, Kala Pharmaceuticals, Inc. (the “Company”) amended its Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of the Company’s name from “Kala Pharmaceuticals, Inc.” to “KALA BIO, Inc.” (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation. A copy of the amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware to affect the Name Change is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Second Amended and Restated By-Laws solely to reflect the Name Change (as amended and restated, the “Third Amended and Restated By-Laws”) effective as of August 2, 2023. A copy of the Third Amended and Restated By-Laws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Following the Name Change, the Company’s common stock will continue to be listed on The Nasdaq Capital Market under the ticker symbol “KALA”. Trading of the common stock under the new name is expected to commence on August 3, 2023. The CUSIP number for the Company’s common stock will not change in connection with the Name Change.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation, as amended
3.2	Third Amended and Restated By-Laws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: August 2, 2023	By:	/s/ Eric L. Trachtenberg
		Name:	Eric L. Trachtenberg
		Title:	Chief Legal Officer, Chief Compliance Officer & Corporate Secretary